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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                               September 25, 2001
                                 Date of Report

                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                1-1136                                    22-079-0350
       (Commission File Number)             (IRS Employer Identification Number)


     345 Park Avenue, New York, NY                           10154

(Address of principal executive offices)                   (Zip Code)


                                 (212) 546-4000

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Item 5.        OTHER EVENTS

         Incorporated by reference in its entirety is a press release issued by the registrant on September 25, 2001, attached as exhibit 99.1, concerning the registrant's announcement that it expects to re-file its New Drug Application
(NDA) with the U.S. Food and Drug Administration (FDA) for VANLEV(R).

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

    Inapplicable.

(b) Pro Forma Financial Information

    Inapplicable.

(c) Exhibit.

    99.1     Press Release dated September 25, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BRISTOL-MYERS SQUIBB COMPANY

                                    By: /s/  Sandra Leung
                                        -------------------------------
                                        Name:  Sandra Leung
                                        Title: Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit No.           Description of the Exhibit
-----------           --------------------------
99.1                  Press Release dated  September 25, 2001